Joint Development Agreement	12 Months Ended
Dec. 31, 2021
Joint Development Agreement
Joint Development Agreement
(18) Joint Development Agreement
In June 2019, the Company entered into a joint development agreement with the University of South Dakota Research Park, Inc. (“USDRP”) for the construction of a multi-tenant office building and a manufacturing building. Pursuant to the agreement, the Company also entered into a lease agreement for 41,195 square feet of leasable area located in the building. The lease will commence upon completion of the building for an initial term of 12 years at a monthly payment of approximately $118,000. Aurochs, LLC, a wholly owned subsidiary, was founded to manage the construction funds for this project. All pre-construction
costs up to a budgeted $2.7 million were paid directly by the Company and reimbursed by USDRP. As of December 31, 2021 and 2020, USDRP has spent approximately $2.12 million in design costs for this facility, with approximately $580,000 of the $2.7 million budget remaining. There were no receivables or payables for this project as of December 31, 2021 and 2020. USDRP and the Company intend to secure outside funding for all expenses incurred after the pre-construction
phase. If funding cannot be secured to finance the construction of this facility, the Company will not be required to refund any of the design costs incurred to date. Due to the work around
SARS-2
and the JPEO contract (please refer to Note 5,
Revenue
, for additional information), this project is on hold as the Company focuses on development of our current internal manufacturing capabilities and completion of the JPEO contract work which will continue through the end of 2022.